Exhibit 32

Certification Pursuant to

18 U.S.C. Section 1350

In connection with the Quarterly Report of AECOM Technology Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael S. Burke, Chief Executive Officer of the Company, and Stephen M. Kadenacy, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL S. BURKE
Michael S. Burke
President and Chief Executive Officer
May 6, 2014

/s/ STEPHEN M. KADENACY
Stephen M. Kadenacy
Chief Financial Officer
May 6, 2014